EXHIBIT (10) (vii)
- ------------------



                       FIRST AMENDMENT AGREEMENT


     THIS FIRST AMENDMENT  AGREEMENT ("Amendment") dated as of
September 11, 1998 is made between BSRT Fountain Square L.L.C, an Illinois limited liability company ("Fountain"), BSRT Phoenix Business Park L.L.C, an Illinois limited liability company ("Phoenix"), BSRT Newtown Trust, a Massachusetts business trust ("Newtown"), BSRT Southlake L.L.C., an Illinois limited liability company ("Southlake"), BSRT Technology Center L.L.C., an Illinois limited liability company ("Technology"), BSRT Airways Plaza L.L.C., an Illinois limited liability company ("Airways"), BSRT Peachtree Pointe L.L.C. an Illinois limited liability company ("Peachtree"), and BSRT Avalon Center L.L.C., an Illinois limited liability company ("Avalon Center"), BSRT Sand Lake Tech Center L.L.C., an Illinois limited liability company ("Sand Lake"), BSRT Park Center L.L.C., an Illinois limited liability company ("Park Center"), BSRT Metric Plaza L.L.C., an Illinois limited liability company ("Metric") and BSRT University Corporate Center L.L.C., an Illinois limited liability company ("University") (Fountain, Phoenix, Newtown, Southlake, Technology, Airways, Peachtree, Avalon Center, Sand Lake, Park Center, Metric and University are each referred to as an "Owner" and collectively, together with their respective successors and assigns, referred to as "Borrower"), and THE CAPITAL COMPANY OF AMERICA LLC, a limited liability company organized under the laws of the State of Delaware (together with its permitted successors and assigns, "Lender").

                         W I T N E S S E T H:
                         -------------------

     WHEREAS, on May 22, 1998, Borrower and Nomura Asset Capital Corporation, a Delaware corporation ("NACC") entered into a Loan Agreement providing for a loan to Borrower in the amount of $34,812,360 (the "Loan Agreement"); unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings set forth in Section 1 of the Loan Agreement;

     WHEREAS, on May 22, 1998, Borrower executed and delivered to Lender that Renewal and Consolidation Note in the amount of $34,812,360 (the "Note");

     WHEREAS, NACC has assigned the Note and its rights under the Loan Agreement to Lender;

     WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement and the Note to provide for a different prepayment period applicable to the Loan;

     NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Amendment, the parties hereto hereby covenant, agree, represent and warrant as follows:

     1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

     Section 1.1 Section 2.3.1 of the Loan Agreement is deleted in its entirety and the following inserted in its place:

     REPAYMENT. Borrower shall repay any outstanding principal indebtedness of the Loan in full on the Maturity Date of the Loan, together with interest thereon to (but excluding) the date of repayment. Other than as set forth in Sections 2.3.2 and 2.3.3 below, Borrower shall have no right to prepay all or any portion of the Loan during the period commencing on the Closing Date to but not including that date which will be the third Payment Date occurring before the Optional Prepayment Date. From and after the third Payment Date occurring before the Optional Prepayment Date, the Loan may be prepaid in whole or in part without penalty or premium.

     Section 1.2 Section 2.7.3(b) of the Loan Agreement is hereby amended by adding the following sentence to the end of Section 2.7.3(b):

     In the event of a prepayment which is permitted under Section
2.3.1, Borrower shall pay any Early Prepayment Return-of-Amount which may be applicable to such prepayment.

     Section 1.3 Exhibit D to the Loan Agreement is hereby replaced by the Exhibit D attached hereto as Schedule 1, which is substituted in lieu of the original Exhibit D.

     Section 1.4 Except as expressly modified by this Amendment, the Loan Agreement is hereby ratified and confirmed by the parties as being in full force and effect.

     II.   AMENDMENTS TO NOTE.  The Note is hereby amended as follows:

     Section 2.1 Section 6 of the Note is hereby deleted in its entirety and the following material is substituted therefor:

           This Note may not be prepaid prior to that scheduled payment date which will be the third scheduled payment date prior to the Optional Prepayment Date (except in connection with a Casualty/Condemnation Prepayment under Section 2.3.2 of the Loan Agreement); provided, however, Maker shall have the right and option to release the Mortgaged Property from the lien of the Mortgages in accordance with the provisions set forth in Section 2.3 of the Loan Agreement (the "Defeasance Option"). Notwithstanding the foregoing sentence, Maker shall have the privilege to prepay the entire principal balance of this Note and any other amounts outstanding on any scheduled payment date occurring on or after the scheduled payment date which will be the third scheduled payment date prior to the Optional Prepayment Date without payment of the Yield Maintenance Premium or any other premium or penalty. If prior to the date which is the third scheduled payment date prior to the Optional Prepayment Date and following the occurrence and during the continuance of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of any Parcel, either through foreclosure or the exercise of the other remedies available to Payee under the Mortgages, such tender by Maker shall be deemed to be voluntary and Maker shall pay, in addition to the Debt, the Yield Maintenance Premium, if any, that would be required under the Defeasance Option, together with any Return-of-Fee Amount which may be required under the Loan Agreement.

     Section 2.2 Except as expressly modified by this Amendment, the Note is hereby ratified and confirmed by the parties as being in full force and effect.

     III.  MISCELLANEOUS.

     Section 3.1 Headings. The Article and/or Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     Section 3.2 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     Section 3.3 Conflict; Construction of Documents. In the event of any conflict between the provisions of this Amendment and the provisions of the Loan Agreement or the Note, the provisions of this Amendment shall control.

The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of this Amendment and that this Amendment shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 3.4 Successors; Counterparts. This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns. This Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment is solely intended to and shall amend the Original Loan Agreement. Nothing in this Amendment is intended to or shall impair any Lien which Lender ever had, now has, or may hereafter have on any property of Borrower under the Loan Documents including, without limitation, the collateral for the Loan.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                            BORROWER


                            BSRT FOUNTAIN SQUARE L.L.C., an
                            Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an
                                 Illinois corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT PHOENIX BUSINESS PARK L.L.C., an
                            Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT NEWTOWN TRUST, a Massachusetts
                            business trust

                            By:  BSRT PORTFOLIO CORP., an
                                 Illinois corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President

                            BSRT SOUTHLAKE L.L.C., an Illinois
                            limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT TECHNOLOGY CENTER L.L.C., an Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT AIRWAYS PLAZA L.L.C., an Illinois
                            limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT PEACHTREE POINTE L.L.C., an Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President

                            BSRT AVALON CENTER L.L.C., an Illinois
                            limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT SAND LAKE TECH CENTER L.L.C., an
                            Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT PARK CENTER L.L.C., an Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President

                            BSRT METRIC PLAZA L.L.C., an Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President



                            BSRT UNIVERSITY CORPORATE CENTER L.L.C., an Illinois limited liability company

                            By:  BSRT PORTFOLIO CORP., an Illinois
                                 corporation


                                 By:   /s/ NEIL D. HANSEN
                                       ------------------------------
                                       Name:  Neil D. Hansen
                                       Title:  Vice President




                      THE CAPITAL COMPANY OF AMERICA LLC, a
                      Delaware limited liability company


                      By:   /S/ ROBERT J. WALTER
                            ----------------------------------------
                            Name:  Robert J. Walter
                            Title:  Director

                              SCHEDULE 1

                               EXHIBIT D
                               --------

              THE PROPERTY AND THE ALLOCATED LOAN AMOUNTS
              -------------------------------------------


                                                  ALLOCATED
     PROPERTY NAME              NOTE AMOUNTS    LOAN AMOUNTS

     Colonial Penn Insurance   $5,064,381.00      $ 5,571,800
     Phoenix Business Center    3,895,796.00        4,286,100
     Sand Lake Center           3,522,232.00        3,875,100
     Avalon Center              3,185,035.00        3,504,100
     Peachtree Point            3,087,767.00        3,397,100
     Southlake Corporate Center 2,864,074.00        3,151,000
     Newtown Business Center    2,757,812.00        3,034,100
     University CC III          1,882,326.00        2,070,900
     University CC II           1,784,599.00        1,963,400
     Airways Plaza              1,741,229.00        1,915,700
     Technology Center          1,347,884.00        1,482,900
     Park Center                1,268,353.00        1,395,400
     University CC IV             814,577.00          896,200
     Atrium                       791,511.00          870,800
     University CC 1              437,397.00          481,200
     Metric Plaza                 367,387.00          404,200

                              $34,812,360.00      $38,300,000